UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4983

Van Kampen Pennsylvania Tax Free Income Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Edward C. Wood III 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	9/30

Date of reporting period:	9/30/09

Item 1.  Reports to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2009

MUTUAL FUNDS

Van Kampen

Pennsylvania

Tax Free Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Pennsylvania Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Barclays Capital Municipal Bond Index and the Barclays Capital Pennsylvania Municipal Bond Index from 9/30/99 through 9/30/09. Class A shares, adjusted for sales charges.

	A Shares since 5/1/87		B Shares since 5/3/93		C Shares since 8/13/93
Average Annual Total Returns	w/o sales charges	w/ max 4.75% sales charges	w/o sales charges	w/ max 4.00% sales charges	w/o sales charges	w/ max 1.00% sales charges
Since Inception	6.13%	5.90%	4.05%	4.05%	3.51%	3.51%
10-year	4.12	3.61	3.48	3.48	3.36	3.36
5-year	2.81	1.81	2.18	1.92	2.06	2.06
1-year	13.60	8.17	13.21	9.21	12.74	11.74
30-day SEC Yield	3.41%		3.40%		2.85%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Barclays Capital Pennsylvania Municipal Bond Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. These Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

For the 12-month period ended September 30, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past six months, a dramatic reversal from the preceding two quarters. For the six months ended September 30, 2009, the high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index) gained 23.33 percent while the investment grade municipal bond market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38 percent. High-yield spreads collapsed from 589 basis points to 397 basis points over the same period. Despite the high-yield sector's strong performance, the gains realized were not enough to offset the losses incurred during the latter part of 2008. As a result, the high-yield sector underperformed the investment-grade sector for the 12-month reporting period by approximately 1,000 basis points. Additionally, long-maturity bonds dramatically outperformed for the period, with the long end of the municipal yield curve outperforming the 10-year segment by approximately 500 basis points.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $56 billion in the first nine months of 2009, well above the previous record for annual inflows of $38.3 billion set in 1993. The record demand for municipal bonds was met with limited supply, as new municipal bond issuance year-to-date totaled $285 billion, an 11 percent decline year-over-year.

The state of Pennsylvania has a record of good financial management and budgetary balances over the years with a well-controlled debt position. However, with the slowdown in the economy, the state faces challenges due to its below average employment and income, and its continuing loss of manufacturing jobs.

The state will also have to deal with dwindling economic stimulus funds from the federal government, forcing the state to find additional cuts in expenses. We will continue to monitor the state's economic health and look for opportunities in more stable sectors within the state.

Performance Analysis

All share classes of Van Kampen Pennsylvania Tax Free Income Fund underperformed the Barclays Capital Pennsylvania Municipal Bond Index (the "Index") and the Barclays Capital Municipal Bond Index for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2009

Class A	Class B	Class C	Barclays Capital Pennsylvania Municipal Bond Index	Barclays Capital Municipal Bond Index
13.60%	13.21%	12.74%	14.30%	14.85%

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund's performance relative to the Index was primarily attributable to the following factors:

•  The Fund held a position in non-rated municipal bonds, which are not represented in the Index. Although these high yield issues, which were primarily in the life care, industrial development revenue/pollution control revenue (IDR/PCR) and higher education sectors, performed well over the past six months, they have not fully recovered from the sell off in the fourth quarter of 2008, when extreme risk aversion led investors to flee risky assets in favor of the relative safety of Treasury bonds and money market funds. As a result, they were a drag on performance for the overall reporting period.

•  An overweight in BBB rated bonds hindered relative performance.

•  The Fund's significant relative overweight in pre-refunded bonds also detracted from returns as these high-quality, short-maturity issues underperformed for the period.

•  With regard to the Fund's yield-curve positioning, an overweight on the longer end of the curve was advantageous to performance as longer-maturity issues significantly outperformed shorter-maturity issues for the period.

•  The Fund's housing bonds, which had an average credit rating of AA, and investment grade corporate-backed bonds also enhanced returns as strong demand drove prices in these sectors higher.

Market Outlook

While certain economic indicators are showing some stabilization, the outlook for the economy is uncertain due particularly to continued job market deterioration. In the near term, we expect somewhat volatile markets as investors develop a clearer view of economic fundamentals in the U.S. and abroad. Amid this uncertainty, we do not expect any move towards tighter monetary policy over the next several months. Longer-term, we expect to see credit quality improve as the economy rebounds, leading to further credit spread tightening. However, now that municipal bond prices have returned to levels more reflective of historical averages, going forward, we do not expect to see the same level of returns the municipal market has experienced year-to-date.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocations as of 9/30/09 (Unaudited)
AAA/Aaa	19.1%
AA/Aa	17.2
A/A	24.2
BBB/Baa	16.9
BB/Ba	2.7
B/B	1.4
CCC/Caa	0.8
Non-Rated	17.7
Top Five Sectors as of 9/30/09 (Unaudited)
Hospital	19.4%
Higher Education	16.0
Life Care	8.8
Public Buildings	7.7
General Purpose	7.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are a percentage of total investments. The sectors are a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/09	9/30/09	4/1/09-9/30/09
Class A
Actual	$1,000.00	$1,146.60	$6.67
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.28
Class B
Actual	1,000.00	1,146.56	7.00
Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.58
Class C
Actual	1,000.00	1,142.25	10.69
Hypothetical (5% annual return before expenses)	1,000.00	1,015.09	10.05

*  Expenses are equal to the Fund's annualized expense ratio of 1.24%, 1.30% and 1.99% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/09	9/30/09	4/1/09-9/30/09
Class A
Actual	$1,000.00	$1,146.60	$6.19
Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.82
Class B
Actual	1,000.00	1,146.56	6.46
Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.07
Class C
Actual	1,000.00	1,142.25	10.20
Hypothetical (5% annual return before expenses)	1,000.00	1,015.54	9.60

*  Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.20% and 1.90% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in connection with a change in the Fund's diversification status from non-diversified to diversified in 2007. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser's relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2009

Par Amount (000)	Description	Coupon	Maturity	Value
	Municipal Bonds 103.5%
	Pennsylvania 98.9%
$1,260	Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt Rfdg (NATL Insd) (AMT)	5.625%	01/01/10	$1,267,749
1,750	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj Rfdg (AMBAC Insd)	5.500	03/01/20	1,898,313
1,000	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Robert Morris Univ, Ser A	6.000	10/15/38	967,960
750	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys, Ser A	5.375	11/15/40	588,487
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys, Ser A (NATL Insd) (Prerefunded @ 11/15/10)	6.500	11/15/30	2,175,920
1,600	Allegheny Cnty, PA Hosp Dev Auth Rev OH Vly Gen Hosp Proj, Ser A	5.000	04/01/25	1,471,808
1,250	Allegheny Cnty, PA Hosp Dev Auth Rev Univ Pittsburgh Med	5.625	08/15/39	1,350,700
1,000	Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625	09/01/24	830,160
980	Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.100	09/01/26	914,634
1,000	Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500	03/01/15	1,051,230
1,000	Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500	03/01/16	1,047,940
1,000	Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500	03/01/17	1,044,770
1,220	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,022,128
1,165	Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single Family, Ser TT (GNMA Collateralized) (AMT)	5.000	05/01/35	1,174,704
1,000	Allegheny Cnty, PA, Ser C-61 (AGL Insd)	5.000	12/01/33	1,070,520
1,500	Allegheny Valley, PA Sch Dist, Ser A (NATL Insd)	5.000	11/01/28	1,561,365
1,390	Beaver Cnty, PA (FSA Insd)	5.550	11/15/31	1,542,205
490	Berks Cnty, PA Indl Dev Auth First Mtg Rev One Douglassville Proj Rfdg, Ser A (AMT)	6.125	11/01/34	407,136
1,895	Berks Cnty, PA Muni Auth College Albright College Proj	5.500	10/01/18	1,718,083
1,000	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac, Ser A	5.900	01/01/27	935,240
1,500	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac, Ser A	6.125	01/01/25	1,429,185
2,000	Bucks Cnty, PA Indl Dev Auth Rev Lutheran Cmnty Telford Ctr	5.750	01/01/37	1,686,760
1,000	Centre Cnty, PA Hosp Auth Rev Hosp Mt Nittany Med Ctr Proj (AGL Insd)	6.125	11/15/39	1,060,950
500	Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.250	12/01/15	499,830
900	Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.750	12/01/22	806,625

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2009 continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$1,000	Cumberland Cnty, PA Muni Auth Rev Diakon Lutheran Ministries Proj	5.000%	01/01/36	$897,680
1,250	Cumberland Cnty, PA Muni Auth Rev Dickinson College, Ser A (AMBAC Insd) (Prerefunded @ 11/01/10)	5.500	11/01/30	1,319,875
1,000	Cumberland Cnty, PA Muni Auth Rev Messiah Vlg Proj, Ser A	5.625	07/01/28	908,860
2,215	Dauphin Cnty, PA Gen Auth Hlth Sys Rev Pinnacle Hlth Sys Proj, Ser A	6.000	06/01/36	2,367,237
1,200	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	958,188
220	Delaware Cnty, PA Auth College Rev Cabrini College (Radian Insd)	5.750	07/01/23	220,123
500	Delaware Cnty, PA Auth College Rev Neumann College	6.250	10/01/38	531,455
1,500	Delaware Cnty, PA Auth College Rev Neumann College Rfdg	6.000	10/01/31	1,515,165
3,000	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj, Ser A (NATL Insd) (AMT)	5.000	11/01/38	2,986,200
2,500	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Philadelphia Subn Wtr (AMBAC Insd) (AMT)	5.350	10/01/31	2,533,850
3,535	Delaware Vly, PA Regl Fin Auth Govt Rev (a)	5.750	07/01/17	4,130,895
2,000	Delaware Vly, PA Regl Fin Auth Govt Rev (a)	5.750	07/01/32	2,372,680
500	Erie, PA Higher Ed Bldg Auth College Rev Mercyhurst College	5.500	03/15/38	497,140
1,000	Erie, PA Higher Ed Bldg Auth College Rev Mercyhurst College Proj Rfdg, Ser B	5.000	03/15/23	995,140
1,415	Greensburg Salem, PA Sch Dist Rfdg (NATL Insd)	5.375	09/15/17	1,576,423
1,000	Harrisburg, PA Auth Wtr Rev Rfdg	5.250	07/15/31	1,080,280
1,580	Harveys Lake Gen Muni Auth PA College Rev Misericordia Proj (ACA Insd)	5.750	05/01/14	1,580,237
285	Harveys Lake Gen Muni Auth PA College Rev Misericordia Proj (ACA Insd) (Prerefunded @ 11/01/09)	5.750	05/01/14	286,237
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Annes Home	6.600	04/01/24	967,800
1,000	Lebanon Cnty, PA Hlth Fac Pleasant View Retirement, Ser A	5.300	12/15/26	890,940
1,980	Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes Bethlehem (Prerefunded @ 8/15/13)	5.250	08/15/23	2,273,456
1,760	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Group Rfdg (b)	6.000	11/01/23	1,209,560
1,085	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300	06/01/28	853,146

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2009 continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$1,095	Mercer Cnty, PA (NATL Insd)	5.500%	10/01/17	$1,191,042
1,500	Mifflin Cnty, PA Hosp Auth (Radian Insd) (Prerefunded @ 1/01/11)	6.200	07/01/25	1,618,065
2,500	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.125	01/01/37	2,412,650
1,000	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr (Prerefunded @ 1/01/14)	6.000	01/01/43	1,166,040
2,600	Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev Abington Mem Hosp, Ser A	5.125	06/01/32	2,520,180
1,870	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Dickinson College Proj, Ser FF1 (CIFG Insd)	5.000	05/01/28	1,935,637
1,000	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Hlthcare Holy Redeemer Hlth, Ser A (AMBAC Insd)	5.250	10/01/17	999,930
1,000	Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev Acts Retirement Life Cmnty, Ser A-1	6.250	11/15/29	1,076,880
500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cmnty Proj	7.000	02/01/36	393,560
1,100	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.125	02/01/28	815,243
1,000	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	724,840
2,000	Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp, Ser A	5.625	07/01/32	2,016,260
1,000	Northampton Cnty, PA Gen Purp Auth Hosp Rev Saint Lukes Hosp Proj, Ser A	5.500	08/15/35	969,090
1,000	Northampton Cnty, PA Gen Purp Auth Rev Higher Ed Lehigh Univ	5.500	11/15/33	1,134,200
475	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser A (AMT) (c)	6.750	12/01/36	489,891
1,250	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750	12/01/36	1,298,663
500	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy Seward, Ser A (AMT)	6.750	12/01/36	519,465
1,300	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Var Allegheny Energy Supply Co	7.000	07/15/39	1,421,251
900	Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj Rfdg, Ser G (AMT)	5.125	12/01/15	813,807
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 102-A (AMT)	5.250	10/01/23	1,039,710
2,835	Pennsylvania Hsg Fin Agy Single Family Mtg, Ser 74-B (AMT)	5.250	04/01/32	2,844,214
3,020	Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ	5.500	05/01/18	3,322,000
1,500	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ	5.500	05/01/34	1,499,925

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2009 continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$645	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.375%	01/01/25	$674,360
355	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.500	01/01/19	375,398
4,700	Pennsylvania St Higher Ed Fac Auth Rev Trustees Univ PA, Ser C (a)	5.000	07/15/38	4,939,324
3,000	Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys, Ser A (a)	6.000	01/15/31	3,091,200
2,000	Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser C (FSA Insd) (d)	0.000/6.250	06/01/33	1,522,340
1,850	Pennsylvania St Tpk Commn Tpk Rev, Ser A1 (AGL Insd)	5.000	06/01/38	1,981,498
1,000	Pennsylvania St Tpk Commn Tpk Rev Subser B-1	5.500	06/01/33	1,111,240
1,000	Philadelphia, PA Arpt Rev, Ser A (NATL Insd) (AMT)	5.000	06/15/25	996,690
2,505	Philadelphia, PA Auth for Indl Dev Rev Coml Dev Rfdg (AMT)	7.750	12/01/17	2,261,865
2,750	Philadelphia, PA Auth for Indl Dev Rev Please Touch Museum Proj	5.250	09/01/31	2,528,433
1,000	Philadelphia, PA Auth for Indl Dev Rev Please Touch Museum Proj	5.250	09/01/36	850,960
1,100	Philadelphia, PA Auth for Indl Dev Rev, Ser A	5.500	09/15/37	947,716
3,750	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/11	3,663,900
3,775	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/12	3,595,008
4,400	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/13	4,059,880
2,000	Philadelphia, PA Rfdg, Ser A (AGL Insd)	5.500	08/01/24	2,245,320
1,500	Philadelphia, PA Sch Dist, Ser E (BHAC Insd)	5.125	09/01/23	1,702,665
2,250	Saint Mary Hosp Auth PA Hlth Sys Rev, Ser B (Prerefunded @ 11/15/14)	5.375	11/15/34	2,642,423
1,000	State Pub Sch Bldg Auth PA Sch Rev Harrisburg Sch Dist Proj, Ser A (AGL Insd)	5.000	11/15/33	1,065,200
2,000	Sto-Rox Sch Dist PA (NATL Insd) (Prerefunded @ 12/15/10)	5.800	06/15/30	2,128,220
2,500	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser A (AMBAC Insd) (AMT)	5.500	01/01/19	2,540,625
2,350	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser D	5.375	01/01/18	2,065,509
1,200	Upper Saint Clair Twp PA Sch Dist (FSA Insd)	5.375	07/15/17	1,335,504
1,495	Washington Cnty, PA Redev Auth Rev Victory Ctr Proj Tanger, Ser A (c)	5.450	07/01/35	1,026,422

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2009 continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$2,150	Washington Cnty, PA, Ser A (AMBAC Insd)	5.125%	09/01/27	$2,198,096
350	Washington Cnty, PA, Ser A (AMBAC Insd) (Prerefunded @ 9/01/12)	5.125	09/01/27	391,703
2,045	West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj	6.250	01/01/32	2,057,515
2,500	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone, Ser A	5.750	01/01/26	2,172,950
900	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone, Ser A	5.875	01/01/32	749,520
				151,620,996
Guam 0.8%
1,250	Guam Govt Ltd Oblig Rev Sect 30, Ser A	5.750	12/01/34	1,311,725
Puerto Rico 2.4%
1,500	Puerto Rico Elec Pwr Auth Pwr Rev, Ser WW	5.250	07/01/33	1,536,885
1,000	Puerto Rico Elec Pwr Auth Pwr, Rev, Ser WW	5.500	07/01/21	1,092,790
1,000	Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (c)	5.000	08/01/39	1,042,510
				3,672,185
Virgin Islands 1.4%
750	Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago, Ser A	6.625	10/01/29	805,650
1,335	Virgin Islands Wtr & Pwr Auth Elec Sys Rev, Ser A	5.000	07/01/25	1,327,698
				2,133,348

Total Long-Term Investments 103.5% (Cost $156,409,732)	158,738,254
Total Short-Term Investments 0.7% (Cost $1,000,000)	1,000,000
Total Investments 104.2% (Cost $157,409,732)	159,738,254

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2009 continued

Par Amount (000)	Description	Value
Liability for Floating Rate Note Obligations Related to Securities Held (6.2%) (Cost ($9,540,000))
(9,540)	Notes with interest rate of 0.31% at September 30, 2009 and contractual maturities of collateral ranging from 2017 to 2038 (See Note 1(H) in the Notes to Financial Statements) (e)	$(9,540,000)
Total Net Investments 98.0% (Cost $147,869,732)		150,198,254
Other Assets in Excess of Liabilities 2.0%		3,131,798
Net Assets 100.0%		$153,330,052

Percentages are calculated as a percentage of net assets.

*  Zero coupon bond

(a)  Underlying security related to Inverse Floaters entered into by the Fund. See Note 1(H).

(b)  Security has been deemed illiquid.

(c)  Variable Rate Coupon.

(d)  Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e)  Floating Rate Notes. The interest rate shown reflects the rate in effect at September 30, 2009.

ACA—American Capital Access

AGL—Assured Guaranty Ltd.

AMBAC—AMBAC Indemnity Corp.

AMT—Alternative Minimum Tax

BHAC—Berkshire Hathaway Assurance Corp.

CIFG—CDC IXIS Financial Guaranty

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

NATL—National Public Finance Guarantee Corp

Radian—Radian Asset Assurance

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2009 continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at value.

Investment	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in an Asset Position:
Municipal Bonds
Issued by States of the United States and Political Subdivisions of the United States	$—	$158,426,529	$—	$158,426,529
Issued by Foreign Governments	—	1,311,725	—	1,311,725
Total Investments in an Asset Position:	$—	$159,738,254	$—	$159,738,254

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2009

Assets:
Total Investments (Cost $157,409,732)	$159,738,254
Cash	14,227
Receivables:
Interest	2,328,356
Investments Sold	1,087,946
Fund Shares Sold	334,797
Other	127,534
Total Assets	163,631,114
Liabilities:
Payables:
Floating Rate Note Obligations	9,540,000
Fund Shares Repurchased	174,143
Income Distributions	135,193
Investment Advisory Fee	73,864
Distributor and Affiliates	37,980
Trustees' Deferred Compensation and Retirement Plans	218,019
Accrued Expenses	121,863
Total Liabilities	10,301,062
Net Assets	$153,330,052
Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$158,712,834
Net Unrealized Appreciation	2,328,522
Accumulated Undistributed Net Investment Income	275,568
Accumulated Net Realized Loss	(7,986,872)
Net Assets	$153,330,052
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $141,190,939 and 8,862,949 shares of beneficial interest issued and outstanding)	$15.93
Maximum sales charge (4.75%* of offering price)	0.79
Maximum offering price to public	$16.72
Class B Shares: Net asset value and offering price per share (Based on net assets of $5,363,508 and 337,464 shares of beneficial interest issued and outstanding)	$15.89
Class C Shares: Net asset value and offering price per share (Based on net assets of $6,775,605 and 424,701 shares of beneficial interest issued and outstanding)	$15.95

*  On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Interest	$8,693,724
Expenses:
Investment Advisory Fee	832,639
Distribution (12b-1) and Service Fees
Class A	319,965
Class B	33,878
Class C	49,494
Interest and Residual Trust Expenses	109,547
Professional Fees	100,308
Transfer Agent Fees	95,816
Accounting and Administrative Expenses	77,361
Reports to Shareholders	53,096
Trustees' Fees and Related Expenses	31,187
Custody	19,869
Registration Fees	5,912
Other	11,419
Total Expenses	1,740,491
Less Credits Earned on Cash Balances	573
Net Expenses	1,739,918
Net Investment Income	$6,953,806
Realized and Unrealized Gain/Loss:
Net Realized Loss	$(1,875,518)
Unrealized Appreciation/Depreciation:
Beginning of the Period	(10,580,062)
End of the Period:
Investments	2,328,522
Net Unrealized Appreciation During the Period	12,908,584
Net Realized and Unrealized Gain	$11,033,066
Net Increase in Net Assets From Operations	$17,986,872

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended September 30, 2009	For The Year Ended September 30, 2008
From Investment Activities:
Operations:
Net Investment Income	$6,953,806	$7,183,844
Net Realized Loss	(1,875,518)	(6,164,946)
Net Unrealized Appreciation/Depreciation During the Period	12,908,584	(14,375,306)
Change in Net Assets from Operations	17,986,872	(13,356,408)
Distributions from Net Investment Income:
Class A Shares	(6,597,361)	(6,857,677)
Class B Shares	(267,886)	(296,282)
Class C Shares	(216,276)	(175,088)
	(7,081,523)	(7,329,047)
Distributions from Net Realized Gain:
Class A Shares	-0-	(365,399)
Class B Shares	-0-	(17,631)
Class C Shares	-0-	(10,755)
	-0-	(393,785)
Total Distributions	(7,081,523)	(7,722,832)
Net Change in Net Assets from Investment Activities	10,905,349	(21,079,240)
From Capital Transactions:
Proceeds from Shares Sold	12,344,838	10,966,021
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,420,894	5,810,015
Cost of Shares Repurchased	(23,483,031)	(21,806,266)
Net Change in Net Assets from Capital Transactions	(5,717,299)	(5,030,230)
Total Increase/Decrease in Net Assets	5,188,050	(26,109,470)
Net Assets:
Beginning of the Period	148,142,002	174,251,472
End of the Period (Including accumulated undistributed net investment income of $275,568 and $398,635, respectively)	$153,330,052	$148,142,002

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended September 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$14.76	$16.84	$17.43	$17.44	$17.41
Net Investment Income	0.73 (a)	0.72 (a)	0.70 (a)	0.69 (a)	0.70
Net Realized and Unrealized Gain/Loss	1.18	(2.03)	(0.53)	0.04	0.04
Total from Investment Operations	1.91	(1.31)	0.17	0.73	0.74
Less:
Distributions from Net Investment Income	0.74	0.73	0.68	0.68	0.71
Distributions from Net Realized Gain	-0-	0.04	0.08	0.06	-0-
Total Distributions	0.74	0.77	0.76	0.74	0.71
Net Asset Value, End of the Period	$15.93	$14.76	$16.84	$17.43	$17.44
Total Return (b)	13.60%	–8.02%	0.95%	4.39%	4.30%
Net Assets at End of the Period (In millions)	$141.2	$137.4	$160.5	$170.1	$176.3
Ratio of Expenses to Average Net Assets	1.21%	1.32%	1.44%	1.06%	1.09%
Ratio of Net Investment Income to Average Net Assets	5.05%	4.43%	4.08%	4.02%	3.98%
Portfolio Turnover	17%	25%	25%	28%	24%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.13%	1.06%	1.08%	1.06%	1.09%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended September 30,
	2009		2008		2007	2006	2005
Net Asset Value, Beginning of the Period	$14.72		$16.78		$17.38	$17.38	$17.36
Net Investment Income	0.68	(a)	0.63	(a)	0.57 (a)	0.57 (a)	0.55
Net Realized and Unrealized Gain/Loss	1.18		(2.01)		(0.54)	0.05	0.05
Total from Investment Operations	1.86		(1.38)		0.03	0.62	0.60
Less:
Distributions from Net Investment Income	0.69		0.64		0.55	0.56	0.58
Distributions from Net Realized Gain	-0-		0.04		0.08	0.06	-0-
Total Distributions	0.69		0.68		0.63	0.62	0.58
Net Asset Value, End of the Period	$15.89		$14.72		$16.78	$17.38	$17.38
Total Return (b)	13.21	%(c)	–8.46	%(c)	0.20%	3.63%	3.50%
Net Assets at End of the Period (In millions)	$5.4		$6.2		$8.9	$12.2	$15.8
Ratio of Expenses to Average Net Assets	1.57	%(c)	1.81	%(c)	2.19%	1.81%	1.83%
Ratio of Net Investment Income to Average Net Assets	4.70	%(c)	3.94	%(c)	3.32%	3.26%	3.23%
Portfolio Turnover	17%		25%		25%	28%	24%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.49	%(c)	1.55	%(c)	1.83%	1.81%	1.83%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 8).

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended September 30,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of the Period	$14.78	$16.86	$17.45	$17.45		$17.41
Net Investment Income	0.62 (a)	0.59 (a)	0.58 (a)	0.57	(a)	0.58
Net Realized and Unrealized Gain/Loss	1.18	(2.02)	(0.54)	0.05		0.04
Total from Investment Operations	1.80	(1.43)	0.04	0.62		0.62
Less:
Distributions from Net Investment Income	0.63	0.61	0.55	0.56		0.58
Distributions from Net Realized Gain	-0-	0.04	0.08	0.06		-0-
Total Distributions	0.63	0.65	0.63	0.62		0.58
Net Asset Value, End of the Period	$15.95	$14.78	$16.86	$17.45		$17.45
Total Return (b)	12.74%	–8.71%	0.19%	3.68	%(c)	3.60	%(c)
Net Assets at End of the Period (In millions)	$6.8	$4.5	$4.8	$5.2		$5.2
Ratio of Expenses to Average Net Assets	1.96%	2.07%	2.19%	1.80	%(c)	1.75	%(c)
Ratio of Net Investment Income to Average Net Assets	4.28%	3.68%	3.33%	3.27	%(c)	3.31	%(c)
Portfolio Turnover	17%	25%	25%	28%		24%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.89%	1.81%	1.83%	1.80	%(c)	1.75	%(c)

(a)  Based on average shares outstanding.

(b)    Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 8).

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009

1.  Significant Accounting Policies

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on May 1, 1987. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of September 30, 2009, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A.  Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B.  Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued," or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2009, the Fund had no when-issued or delayed delivery purchase commitments.

D.  Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2009, the Fund had an accumulated capital loss carry forward for tax purposes of $6,049,613, which will expire according to the following schedule:

Amount	Expiration
$113,623	September 30, 2016
5,935,990	September 30, 2017

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$147,866,972
Gross tax unrealized appreciation	$8,036,498
Gross tax unrealized depreciation	(5,705,216)
Net tax unrealized appreciation on investments	$2,331,282

F.  Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the years ended September 30, 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$2,133	$2,084
Tax-exempt income	7,080,623	7,345,532
Long-term capital gain	-0-	393,785
	$7,082,756	$7,741,401

Permanent differences, primarily due to the Fund's investment in other regulated investment companies and marketing timing settlements resulted in the following reclassifications among the Fund's components of net assets at September 30, 2009:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$4,650	$(1,763)	$(2,887)

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,034
Undistributed tax-exempt income	550,495

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses on securities for tax purposes but not for book purposes and post October losses of $1,846,051, which are not recognized for tax purposes until the first day of the following fiscal year.

G.  Credits Earned on Cash Balances During the year ended September 30, 2009, the Fund's custody fee was reduced by $573 as a result of credits earned on cash balances.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

H.  Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2009, Fund investments with a value of $14,534,099 are held by the dealer trusts and serve as collateral for the $9,540,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2009 were $8,651,758 and 1.27%, respectively.

I.  Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 10 there are no material events or transactions that would affect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	0.60%
Over $500 million	0.50%

For the year ended September 30, 2009, the Fund recognized expenses of approximately $17,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $47,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $42,900 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $124,500 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

For the year ended September 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $21,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $11,400. Sales charges do not represent expenses of the Fund.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

3.  Capital Transactions

For the years ended September 30, 2009 and 2008, transactions were as follows:

	For The Year Ended September 30, 2009		For The Year Ended September 30, 2008
	Shares	Value	Shares	Value
Sales:
Class A	624,550	$9,069,094	546,523	$8,860,692
Class B	63,620	900,403	36,941	592,429
Class C	163,118	2,375,341	94,165	1,512,900
Total Sales	851,288	$12,344,838	677,629	$10,966,021
Dividend Reinvestment:
Class A	349,405	$5,048,650	342,240	$5,443,803
Class B	15,260	219,136	15,050	238,564
Class C	10,533	153,108	8,027	127,648
Total Dividend Reinvestment	375,198	$5,420,894	365,317	$5,810,015
Repurchases:
Class A	(1,424,586)	$(20,394,055)	(1,108,342)	$(17,875,079)
Class B	(159,949)	(2,299,976)	(164,835)	(2,650,866)
Class C	(56,561)	(789,000)	(78,837)	(1,280,321)
Total Repurchases	(1,641,096)	$(23,483,031)	(1,352,014)	$(21,806,266)

4.  Redemption Fee

Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2009, the Fund did not receive any redemption fees. Effective November 3, 2008, the redemption fee is no longer applied.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $25,227,388 and $28,811,684, respectively.

6.  Inverse Floating Rate Securities

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds ("RIBs") or tender option bonds ("TOBs"). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a "leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective April 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

There were no transactions in futures contracts during the year ended September 30, 2009.

8.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $6,000 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Subsequent Event

On October 19, 2009, Morgan Stanley & Co., Inc, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

11.  Accounting Pronouncement

During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets–an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2009 continued

FAS 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

Van Kampen Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Tax Free Income Fund (the Fund), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Tax Free Income Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 20, 2009

Van Kampen Pennsylvania Tax Free Income Fund

Board of Trustees, Officers and Important Addresses

Board of Trustees

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III
President and Principal Executive Officer

Kevin Klingert
Vice President

Stefanie V. Chang Yu
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. The Fund designated 99.97% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/ National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Interested Trustee*

Name, Age and Address of Interested Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products

(continued on next page)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with

(continued on next page)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Investments are distributed by Van Kampen Funds Inc., member FINRA/SIPC
©2009 Van Kampen Funds Inc.

58, 358, 558
PATF ANN 11/09
IU09-04956P-Y09/09

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009.  Both editions of Exhibit C are attached.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009	Registrant		Covered Entities(1)
Audit Fees	$42,000		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$3,400	(3)	$109,924	(4)
All Other Fees	$0		$224,100	(5)
Total Non-Audit Fees	$3,400		$334,024

Total	$45,400		$334,024

2008	Registrant		Covered Entities(1)
Audit Fees	$42,000		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$144,357	(4)
All Other Fees	$0		$652,677	(5)
Total Non-Audit Fees	$3,400		$1,097,234

Total	$45,400		$1,097,234

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)   Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)   All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.             STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)

This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.             Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.             Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.             Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.             Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.             All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.             Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.             Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.             Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.          Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•      Van Kampen Investments Inc.

•      Van Kampen Asset Management

•      Van Kampen Advisors Inc.

•      Van Kampen Funds Inc.

•      Van Kampen Investor Services Inc.

•      Morgan Stanley Investment Management Inc.

•      Morgan Stanley Trust Company

•      Morgan Stanley Investment Management Ltd.

•      Morgan Stanley Investment Management Company

•      Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Pennsylvania Tax Free Income Fund

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	November 19, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	November 19, 2009